UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2011 (December 22, 2011)

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[    ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]          Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2011, The Brink’s Company (the “Company”) entered into a Rabbi Trust Agreement (the “Trust Agreement”) with Wells Fargo Bank, N.A., as Trustee (the “Trustee”), in order to appoint a new trustee for its irrevocable trust, commonly referred to as a “rabbi trust,” previously established by the Company for the purpose of holding assets of the Company to be used to satisfy obligations with respect to (i) the Company’s frozen Pension Equalization Plan (“PEP”) and (ii) retirees with certain employment contracts to receive supplemental pension payments (the “Retirees”).

The Trust Agreement replaces the Amended and Restated Trust Agreement, dated December 1, 1997, as amended, between the Company and J.P. Morgan Chase Bank, N.A., as trustee (the “Original Trust Agreement”), which will terminate along with the rabbi trust governed by the Original Trust Agreement as of January 3, 2012.  Under the terms of the Trust Agreement, the assets of the terminating rabbi trust will be transferred to a newly formed rabbi trust (the “Trust”).  The assets of the Trust will be subject to the claims of the Company’s general creditors in the event of the Company’s insolvency.

The Trust Agreement contains terms governing the Company’s obligations to make contributions to the Trust, which are the same contribution obligations as those in existence under the Original Trust Agreement.  The Trust Agreement also contains provisions governing (i) payments to participants and their beneficiaries, (ii) the responsibilities, compensation and expenses of the Trustee and (iii) the investment authority over the assets in the Trust.  The Trust Agreement does not increase or otherwise affect the amount of any benefits payable under the PEP or to Retirees.

This description of the Trust Agreement is qualified in its entirety by reference to the full text of the Trust Agreement, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Rabbi Trust Agreement, dated as of December 22, 2011, by and between The Brink’s Company and Wells Fargo Bank, N.A., as Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: December 29, 2011	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II Vice President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Rabbi Trust Agreement, dated as of December 22, 2011, by and between The Brink’s Company and Wells Fargo Bank, N.A., as Trustee